Enterprise Financial Services Corp Third Quarter 2018 Investor Presentation

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 5.5 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial "C&I" $ Talent Loans 1.0 Billion • Product Breadth ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix MSAs • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team Name, Age, Title Years at Enterprise James B. Lally, 50, President & Chief Executive Officer, EFSC 15 Keene S. Turner, 39, Executive Vice President & Chief Financial Officer, EFSC 5 Scott R. Goodman, 54, President, Enterprise Bank & Trust 15 Douglas N. Bauche, 48, Chief Credit Officer, Enterprise Bank & Trust 18 Mark G. Ponder, 48, SVP & Controller, EFSC and CFO, Enterprise Bank & Trust 6 Nicole M. Iannacone, 38, SVP, General Counsel, and Corporate Secretary 4 Loren E. White, 62, SVP & Head of Human Resources 4 4

Differentiated Business Model: Built for Quality Earnings Growth Target Audience Tailored Solutions Expertise Focused and Well-Defined Targeted Array of Banking Experienced Bankers and StrategyFocused Aimed and at Well-Defined Business Targetedand Wealth Array Management of Banking Experienced AdvisorsBankers and Owners,Strategy Executives Aimed at andBusiness Servicesand Wealth to Meet Management our Client's Advisors Owners,Professionals. Executives and ServicesNeeds to Meet our Professionals Clients’ Needs 5

Three Urban Markets Arizona Kansas Loans $331MM $718MM $2.3B Deposits $194MM $742MM $3.3B Branches 2 7 19 Deposit Market Share 1 29th/0.22% 17th/1.28% 4th/4.45% JPMorgan Chase UMB US Bancorp Primary Competitors 1 Wells Fargo Commerce Bank of America Bank of America Bank of America Commerce 1 Source: 6/30/2018 data, S&P Global Market Intelligence. 6

Strategic Combination with Trinity Capital Corporation (“Trinity”) Announced November 1st, 2018 Trinity Overview ▪ Headquartered in Los Alamos, New Mexico, Trinity was founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory ▪ Operates 6 branches in 3 New Mexico MSAs 98% core deposits, with substantial and defensible deposit market share in Los Alamos and Santa Fe ▪ OCC consent order and Fed written agreement lifted in 4Q17 – 1Q18, positioning Trinity to focus on growth ▪ Total Assets: $1,284 million ▪ Total Loans: $721 million (64% loans to deposits) ▪ Total Deposits: $1,124 million (15 bps cost of deposits) Transaction Value (1) (2) $213 million; approximately $38 million in cash and $175 million in EFSC stock Price / Tangible Book Value: 2.02x Transaction Transaction Pricing (1) (3) Price / 2019E EPS: 17.2x; 9.6x including fully-phased after-tax cost savings Overview Core Deposit Premium: 9.7% Estimated Financial EPS Accretion: 2019E Operating: ~3%; 2020E GAAP: ~8% Impact (4) TBVPS Earnback Period: ~3 years Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted. Announced transaction value based on EFSC’s closing share price of $43.45 on October 31st, 2018. Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share. Tangible book value includes value of stock owned by Trinity’s ESOP; Core deposits defined as total deposits, less time deposits with balances greater than $250,000. Operating EPS excludes ~$11.7 million after-tax merger charge. 7

Focused Loan Growth Strategies 6.0% 10.4% Specialized Market Segments Represent 30% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income 8.9% Opportunities. 1.5% 3.2% Expectations for future growth includes continued focus in these specialized market segments. Total Portfolio Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Lending Premium Financing $257 million in loans $65 million in loans $138 million in loans outstanding related to $442 million in M&A $379 million in loans outstanding outstanding. Federal, Historic, and related loans outstanding related to Missouri Affordable Housing outstanding, Partnering high net worth estate tax credits. $183 million in with PE firms. planning. Federal & State New Market tax credits awarded to date. 8

History of Strong C&I Growth $2,033 $1,862 In Millions 15% 5-Year CAGR $1,599 $1,365 $1,172 $1,007 Q3 '13 Q3 '14 Q3 '15 Q3 '16 Q3 '17 Q3 '18 9

Buying Process 10

Customer Focus Source: Greenwich Associates 11

Portfolio Loan Trends 6% Total Loan Growth In Millions $4,252 $4,250 $4,162 $3,997 $4,067 Q3 '17 Q4' 17 Q1' 18 Q2' 18 Q3' 18 12

Drivers of Loan Growth September 30, 2016 – September 30, 2017 September 30, 2017 – September 30, 2018 $959 Million $253 Million General Commercial & Industrial 4% Commercial/Construction RE Commercial/Construction RE Life Insurance Premium Finance 13% 3% 29% Enterprise Value Lending 6% Tax Credits 4% General Commercial & Industrial 20% Tax Credits 21% Life Insurance Premium Finance 15% Agriculture JCB Acquisition 15% 70% 13

Attractive Deposit Mix Total Deposits DDA $4.2 Billion • Significant DDA Composition 25% • Stable Cost of Deposits Interest Bearing • Improving Core Funding Transaction Accts 18% In Millions 41% 27.0% 25.8% 25.7% 24.7% 25.2% 16% MMA & $4,281 $4,248 Savings $4,156 $4,210 CD $4,059 Cost of Deposits 0.86% 3% Core Deposit Growth Q3 2017 – Q3 2018 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Deposits DDA % 14

Core Funding Mix In Millions Commercial Business Banking Consumer $1,714 $515 $1,453 47% 14% 39% 1% 1% 2% 3% 1% 4% 6% 11% 23% 41% 16% 38% 54% 17% 22% 32% 17% 11% Brokered deposits: $529 15

Financial Scorecard Q3 2018 Compared to Q3 2017 30% Continued Growth in Core EPS 8% 1 bps 1% Drive Net Interest Defend Net Interest Achieve Further Income Growth in Margin Improvement in Dollars with Favorable Operating Leverage Loan Growth Trends 4% Enhance Deposit Levels to Support Growth Core EPS: $0.86 Core ROAA: 1.45% 16

Earnings Per Share - Q3 2018 Reported vs. Core EPS* $(0.03) $(0.08) $0.97 $0.86 EPS Non-Core Tax Adjustment Core EPS Acquired * A Non-GAAP Measure, Refer to Appendix for Reconciliation 17

Earnings Per Share Trend - Q3 2018 Changes in Core EPS* $0.02 $(0.02) $0.86 $0.86 Q2 '18 Net Interest Noninterest Q3 '18 Income Income Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 18

Core Net Interest Income Trend* In Millions 3.75% 3.73% 3.74% 3.75% 3.74% $46.8 $47.6 $45.4 $44.1 $44.9 8% Core NII Growth Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Core Net Interest Income FTE Core Net Interest Margin Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 19

Credit Trends for Portfolio Loans Net Charge-offs (1) In Millions Portfolio Loan Growth $138 33 bps $95 23 bps $90 $70 8 bps 6 bps (2) bps $(2) Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 In Millions Provisions for Portfolio Loans Q3 2018 EFSC Peer(2) NPA’s/Assets = 0.32% 0.59% $3.2 $2.3 $2.4 NPL’s/Loans = 0.40% 0.72% $1.9 $2.4 ALLL/NPL’s = 245.8% 141.3% ALLL/Loans = 0.99% 0.96% Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 (1) Portfolio loans only, excludes non-core acquired loans; (2) Peer median data as of 6/30/2018 (source: S&P Global Market Intelligence) 20

Core Fee Income* In Millions Core Fee Income Other Core Fee Income Detail $11.1 $2.3 $1.5 $9.0 $0.2 $2.1 $8.4 $8.5 $8.4 $1.9 $0.1 $2.2 $0.2 $1.8 $1.7 $0.1 $0.2 $1.5 $1.5 $0.1 $0.1 $1.8 $0.2 $0.3 $0.1 $0.2 $0.6 $0.2 $0.2 $0.1 $1.4 $2.3 $2.1 $1.9 $1.8 $1.4 $0.1 $0.2 $0.2 $2.9 $3.0 $2.8 $2.9 $3.0 $1.5 $1.5 $1.5 $1.3 $0.9 $2.1 $2.2 $2.1 $2.1 $2.0 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Wealth Management Deposit Services Charge Miscellaneous Swap Fees CDE Other State Tax Credits Mortgage Card Services Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 21

Operating Expenses Trend* In Millions 54.0% 51.6% 52.4% 52.2% 50.2% $29.1 $29.2 $29.2 $28.1 $27.1 $15.3 $16.5 $16.6 $16.3 $15.1 $2.4 $2.4 $2.4 $2.4 $2.3 $9.6 $10.4 $10.2 $10.3 $10.5 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 22

Positive Momentum in Core Earnings Per Share* $0.86 $0.86 $0.84 $0.77 Four-Year CAGR 24% $0.66 $0.59 $0.59 $0.56 $0.49 $0.49 $0.49 $0.47 $0.44 $0.37 $0.38 $0.35 $0.33 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 132% Core EPS Growth from Q3 2014 to Q3 2018 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 23

Five-Year Financial Highlights In Thousands, except per share data 2018 YTD 2017 2016 2015 2014 Core Net Interest Income $139,720 $169,586 $123,515 $107,618 $98,438 Total Core Non-Interest Income $25,949 $34,378 $26,787 $25,575 $24,548 Core Net Income $59,658 $59,912 $41,237 $33,791 $26,043 Core Earnings Per Share (diluted) $2.56 $2.58 $2.03 $1.66 $1.29 Core Return on Average Tangible 18.03% 14.46% 12.18% 11.22% 9.77% Common Equity Core Return on Average Assets 1.47% 1.20% 1.09% 1.00% 0.82% Total Assets $5,517,539 $5,289,225 $4,081,328 $3,608,483 $3,277,003 Note: Core is a Non-GAAP Measure, Refer to Appendix for Reconciliation 24

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions Core ROATCE* Capital Uses the Past 5 Years** 20.0% $250 18.03% $208 18.0% $200 16.0% $142 $150 14.46% 14.0% $100 12.18% 12.0% 11.22% $36 $50 $28 9.77% 10.0% $0 h A e s t & as d ow M h en 8.0% r rc id G u iv ep D 2014 2015 2016 2017 2018 YTD R re ha S * A Non-GAAP Measure, Refer to Appendix for Reconciliation **For the period of 2014 to Q3 YTD 2018 25

Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 3 Year 5 Year 232% 118% 104% 56% EFSC Index EFSC Index Total Shareholder Return Note: Index  = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 9/30/2018 26

3rd Quarter 2018 EFSC Investor Presentation Appendix

Earnings Per Share - Q3 2018 Year to Date Reported vs. Core EPS* $0.01 $(0.18) $(0.08) $2.81 $2.56 EPS Non-Core Tax Adjustment Other Core EPS Acquired Assets * A Non-GAAP Measure, Refer to Appendix for Reconciliation 28

Earnings Per Share Trend - Q3 2018 Year to Date Changes in Core EPS* $0.09 $0.03 $0.40 $(0.26) $0.49 $2.56 $1.81 YTD Q3 '17 Net Interest Portfolio Loan Noninterest Noninterest Income Tax YTD Q3 '18 Income Loss Provision Income Expense Expense Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 29

Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017 Snapshot • Consistent with M&A Expansion Strategy • Enhanced EFSC's footprint in the St. Louis MSA, while building total balance sheet size to $5 billion in assets • Top five deposit market share in St. Louis MSA Achievements • Successfully completed core systems conversion on May 22, 2017 • Expanded branch presence • ~$4 billion of deposits • Strengthens & diversifies core deposit gathering capabilities • Approximately $60 million in deposits per branch 30

Effective Tax Rate Reconciliation YTD 2018 2017 Q4 2017 Federal Tax Rate 21.00% 35.00% 35.00% State Tax, Net of Federal Benefit 2.33% 1.94% 1.94% Excess Tax Benefits (2.13)% (2.47)% (1.25)% Tax Credit Investments (3.87)% (1.89)% (3.62)% Other Tax Adjustments 0.03% (2.28)% (3.90)% Pre-DTA Effective Tax Rate 17.36% 30.30% 28.17% Impact of Tax Law Changes (3.62)% 14.00% 44.30% Ending Effective Tax Rate 13.74% 44.30% 72.47% 31

Balance Sheet Positioned for Growth Modest Asset High-quality, 62% Floating Cash-flowing 8.54% Sensitivity 25.2% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 3.5%) Duration Average Assets Duration 32

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $77 2016 2017 2018 Q3 FDIC-Assisted Million in Net Transactions Earnings Since Since December $15,018 $8,106 $4,897 Acquisition 2009 Dollars in Thousands Significant Terminated all loss share agreements with the $34 Million of Contribution to Remaining FDIC in December 2015 Future Earnings Contractual with Estimated Cash Flows with Future $15 Million Accretable Yield Carrying Value Early termination charge from Q4 2015 of $9 Million earned back 100% in Q1 2016 Accretable yield estimate as of 9/30/2018 33

Capital Management Tangible Common Equity/Tangible Assets • 2,000,000 Share Common Stock Repurchase Plan • ~ 10% of EFSC Outstanding Shares 8.69% 8.88% 8.76% 8.54% • No Specified End Date 7.78% 8.14% • Disciplined, Patient Approach Based on Market Conditions • Sufficient Capital to Support Growth Plans 2013 2014 2015 2016 2017 Q3 2018 • $0.13 4th quarter 2018 Dividend 34

Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net income and core net interest margin and other core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non- GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation due to U.S. corporate income tax reform, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$9 billion with commercial loans greater than 20% and consumer loans less than 10%. 35

Reconciliation of Non-GAAP Financial Measures For the Quarter ended For the Nine Months ended Sep 30, Jun 30, Mar 31, Dec 31, Sep 30, Sep 30, Sep 30, ($ in thousands, except per share data) 2018 2018 2018 2017 2017 2018 2017 CORE PERFORMANCE MEASURES Net interest income $ 48,093 $ 47,048 $ 46,171 $ 47,404 $ 45,625 $ 141,312 $ 129,900 Less: Incremental accretion income 535 291 766 2,503 1,556 1,592 5,215 Core net interest income 47,558 46,757 45,405 44,901 44,069 139,720 124,685 Total noninterest income 8,410 9,693 9,542 11,112 8,372 27,645 23,282 Less: Other income from non-core acquired assets 7 18 1,013 (6) — 1,038 — Less: Gain on sale of investment securities — — 9 — 22 9 22 Less: Other non-core income — 649 — — — 649 — Core noninterest income 8,403 9,026 8,520 11,118 8,350 25,949 23,260 Total core revenue 55,961 55,783 53,925 56,019 52,419 165,669 147,945 Provision for portfolio loan losses 2,332 2,385 1,871 3,186 2,422 6,588 7,578 Total noninterest expense 29,922 29,219 29,143 28,260 27,404 88,284 86,791 Less: Other expenses related to non-core acquired loans 12 (229) 14 114 19 (203) 126 Less: Facilities disposal — 239 — — — 239 389 Less: Merger related expenses — — — — 315 — 6,462 Less: Non-reccuring excise tax3 682 — — — — 682 — Core noninterest expense 29,228 29,209 29,129 28,146 27,070 87,566 79,814 Core income before income tax expense 24,401 24,189 22,925 24,687 22,927 71,515 60,553 Total income tax expense 1,802 4,881 3,778 19,820 7,856 10,461 18,507 Less: income tax expense from deferred tax asset revaluation1 — — — 12,117 — — — Less: Other non-core income tax expense (benefit)2,3 (2,570) 736 438 1,011 465 (1,396) (129) Core income tax expense 4,372 4,145 3,340 6,692 7,391 11,857 18,636 Core net income $ 20,029 $ 20,044 $ 19,585 $ 17,995 $ 15,536 $ 59,658 $ 41,917 Core diluted earnings per share $ 0.86 $ 0.86 $ 0.84 $ 0.77 $ 0.66 $ 2.56 $ 1.81 Core return on average assets 1.45% 1.48% 1.49% 1.37% 1.21% 1.47% 1.14% Core return on average common equity 13.54% 14.14% 14.34% 12.84% 11.13% 14.00% 10.69% Core return on average tangible common equity 17.28% 18.22% 18.64% 16.71% 14.50% 18.03% 13.66% Core efficiency ratio 52.23% 52.36% 54.02% 50.24% 51.64% 52.86% 53.95% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT) Net interest income $ 48,299 $ 47,254 $ 46,386 $ 47,824 $ 46,047 $ 141,939 $ 131,290 Less: Incremental accretion income 535 291 766 2,503 1,556 1,592 5,215 Core net interest income $ 47,764 $ 46,963 $ 45,620 $ 45,321 $ 44,491 $ 140,347 $ 126,075 Average earning assets $5,072,573 $5,023,607 $4,948,875 $4,826,271 $4,712,672 $5,015,471 $4,539,350 Reported net interest margin 3.78% 3.77% 3.80% 3.93% 3.88% 3.78% 3.87% Core net interest margin 3.74% 3.75% 3.74% 3.73% 3.75% 3.74% 3.71% 1 Deferred tax asset revaluation associated with U.S. corporate income tax reform. 2 Other non-core income tax expense calculated at 24.7% of non-core pretax income for 2018. For 2017, the calculation is 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs. 3 Income tax for the quarter ended September 30, 2018, includes a $2.7 million income tax planning benefit, associated with the excise tax expense, recognized upon finalization of the Company's 2017 tax returns. 36

Reconciliation of Non-GAAP Financial Measures For the Year ended December 31, December 31, December 31, December 31, ($ in thousands, except per share data) 2017 2016 2015 2014 CORE PERFORMANCE MEASURES Net interest income $ 177,304 $ 135,495 $ 120,410 $ 117,368 Less: Incremental accretion income 7,718 11,980 12,792 18,930 Core net interest income 169,586 123,515 107,618 98,438 Total noninterest income 34,394 29,059 20,675 16,631 Less: Gain on sale of other real estate from non-core acquired loans (6) 1,565 107 445 Less: Other income from non-core acquired assets — 621 — — Less: Gain on sale of investment securities 22 86 23 — Less: Change in FDIC loss share receivable — — (5,030) (9,307) Less: Closing fee — — — 945 Core noninterest income 34,378 26,787 25,575 24,548 Total core revenue 203,964 150,302 133,193 122,986 Provision for portfolio loan losses 10,764 5,551 4,872 4,409 Total noninterest expense 115,051 86,110 82,226 87,463 Less: Merger related expenses 6,462 1,386 — — Less: Other expenses related to non-core acquired loans 240 1,094 1,558 2,953 Less: Facilities disposal charge 389 1,040 — 1,004 Less: Executive severance — 332 — — Less: FDIC loss share termination — — 2,436 — Less: FDIC clawback — — 760 1,201 Less: FHLB prepayment penalty — — — 2,936 Less: Other non-core expenses — 41 — — Core noninterest expense 107,960 82,217 77,472 79,369 Core income before income tax expense 85,240 62,534 50,849 39,208 Total income tax expense 38,327 26,002 19,951 13,871 Less: Income tax expense from deferred tax asset revaluation1 12,117 — — — Less: Other non-core income tax expense2 882 4,705 2,893 706 Core income tax expense 25,328 21,297 17,058 13,165 Core net income $ 59,912 $ 41,237 $ 33,791 $ 26,043 Core diluted earnings per share $ 2.58 $ 2.03 $ 1.66 $ 1.29 Core return on average assets 1.2% 1.09% 1% 0.82% Core return on average common equity 11.26% 11.1% 10.08% 8.63% Core return on average tangible common equity 14.46% 12.18% 11.22% 9.77% Core efficiency ratio 52.93% 54.7% 58.17% 64.53% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX Net interest income $ 179,114 $ 137,261 $ 122,141 $ 119,002 Less: Incremental accretion income 7,718 11,980 12,792 18,930 Core net interest income $ 171,396 $ 125,281 $ 109,349 $ 100,072 Average earning assets $ 4,611,671 $ 3,570,186 $ 3,163,339 $ 2,921,978 Reported net interest margin 3.88% 3.84% 3.86% 4.07% Core net interest margin 3.72% 3.51% 3.46% 3.42% 1Deferred tax asset revaluation associated with U.S. corporate income tax reform. 2Other non-core income tax expense calculated at 38.0% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs. 37

3rd Quarter 2018 EFSC Investor Presentation Q&A